EXHIBIT 99.1















                               LOAN SALE AGREEMENT

                                      among

                      WELLS FARGO STUDENT LOAN TRUST 2001-1
                                   as Issuer,

              WELLS FARGO BANK SOUTH DAKOTA, NATIONAL ASSOCIATION,
                                   as Seller,

                  WELLS FARGO STUDENT LOANS RECEIVABLES I, LLC,
                                  as Depositor,

                                       and

                         BANK ONE, NATIONAL ASSOCIATION,
                    not in its individual capacity but solely
                           as Eligible Lender Trustee

                          Dated as of November 1, 2001

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                                TABLE OF CONTENTS

                                                                                                              Page

                                    ARTICLE I

                              Definitions and Usage

                                   ARTICLE II

                      Conveyance of Financed Student Loans
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SECTION 2.01. Conveyance of Initial Financed Student Loans........................................................1
SECTION 2.02. Conveyance of Prefunded Loans and Serial Loans......................................................2
SECTION 2.03. Treatment as a Security Agreement...................................................................5
SECTION 2.04. Endorsement.........................................................................................6

                                   ARTICLE III

                           The Financed Student Loans

SECTION 3.01. Representations and Warranties of Seller with Respect to the Financed Student Loans.................6
SECTION 3.02. Purchase; Repurchase; Reimbursement.................................................................7
SECTION 3.03. Repurchase Deposits.................................................................................9

                                   ARTICLE IV

                                   The Seller

SECTION 4.01. Representations of Seller...........................................................................9
SECTION 4.02. Existence..........................................................................................10
SECTION 4.03. Liability of Seller; Indemnities...................................................................10
SECTION 4.04. Merger or Consolidation of, or Assumption of the Obligations of, Seller............................12
SECTION 4.05. Limitation on Liabilities of Seller and Others.....................................................12
SECTION 4.06. Seller May Own Notes...............................................................................12

                                    ARTICLE V

                                  The Depositor


SECTION 5.01. Representations and Warranties of Depositor........................................................12
SECTION 5.02. Liability of Depositor; Indemnities................................................................14


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SECTION 5.03. Merger or Consolidation of, or Assumption of the Obligations of Depositor..........................15
SECTION 5.04. Limitation on Liability of Depositor and Others....................................................15

                                   ARTICLE VI

                                  Miscellaneous

SECTION 6.01. Amendment..........................................................................................16
SECTION 6.02. Protection of Interests in Trust...................................................................17
SECTION 6.03. Notices............................................................................................18
SECTION 6.04. Assignment.........................................................................................20
SECTION 6.05. Limitations on Rights of Others....................................................................20
SECTION 6.06. Severability.......................................................................................21
SECTION 6.07. Separate Counterparts..............................................................................21
SECTION 6.08. Headings...........................................................................................21
SECTION 6.09. Governing Law......................................................................................21
SECTION 6.10. Assignment to Indenture Trustee....................................................................21
SECTION 6.11. Non-Petition Covenants.............................................................................21
SECTION 6.12. Limitation of Liability of Eligible Lender Trustee and Indenture Trustee...........................21
SECTION 6.13. Agreement of Seller and Depositor..................................................................22

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                  LOAN SALE AGREEMENT dated as of November 1, 2001, among WELLS
FARGO STUDENT LOAN TRUST 2001-1, a Delaware trust (the "Issuer"), WELLS FARGO BANK SOUTH DAKOTA, NATIONAL ASSOCIATION, as seller (the "Seller"), WELLS FARGO STUDENT LOANS RECEIVABLES I, LLC, as depositor (the "Depositor"), and BANK ONE, NATIONAL ASSOCIATION ("Bank One"), a national banking association, solely as eligible lender trustee and not in its individual capacity (the "Eligible Lender Trustee").

                  WHEREAS, the Depositor desires to purchase from the Seller a portfolio of federally reinsured student loans purchased in the ordinary course of business by the Seller; and

                  WHEREAS, the Depositor desires to transfer such student loans to the Issuer and the Issuer desires to acquire such student loans from the Depositor; and

                  WHEREAS, the Seller is willing to sell such student loans to the Eligible Lender Trustee on behalf of the Depositor and the Issuer; and

                  WHEREAS, the Eligible Lender Trustee is willing to hold legal title to, and serve as eligible lender trustee with respect to, such student loans on behalf of the Issuer.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                              Definitions and Usage

                  Capitalized terms used but not defined herein are defined in Appendix A to the Administration Agreement, dated as of November 1, 2001, among the Issuer, Wells Fargo Bank Minnesota, National Association, as Administrator, and JPMorgan Chase Bank, as Indenture Trustee, which also contains rules as to usage and construction that shall be applicable herein.

                                   ARTICLE II

                      Conveyance of Financed Student Loans

          SECTION 2.01. Conveyance of Initial Financed Student Loans.

             (a) In consideration of the Depositor's delivery to or upon the order of the Seller on the Closing Date of the net proceeds from the sale of the Notes and the other amounts to be distributed from time to time to the Seller in accordance with the terms of this Agreement, the Seller does hereby, as evidenced by a duly executed Bill of Sale in the form of Exhibit A hereto, sell, assign, and otherwise convey to the Depositor (and, with respect to legal title to the Initial Financed Student Loans, to the Eligible Lender Trustee on behalf of the Depositor)

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without recourse except as may be provided herein, (i) all right, title and interest in and to the Initial Financed Student Loans, and all obligations of the Obligors thereunder, together with all documents, the related Student Loan Files and all rights and privileges relating thereto; (ii) all payments on or collections received thereunder on and after the Cutoff Date, including without limitation, Liquidation Proceeds and Recoveries; (iii) all of its right, title and interest, if any, in all funds on deposit from time to time in the Trust Accounts, including the Reserve Account Initial Deposit and the Prefunding Account Closing Date Deposit, and in all investments and proceeds thereof (including all income thereon); and (iv) all proceeds of any and all of the foregoing.

             (b) The Depositor (and, with respect to legal title to the Initial Financed Student Loans, Bank One as Eligible Lender Trustee on behalf of the Depositor), immediately after the purchase and sale described in Section 2.01(a) above but otherwise concurrently with the execution and delivery hereof, does hereby sell, assign and otherwise convey to the Issuer (and, with respect to the legal title to the Initial Financed Student Loans, to the Eligible Lender Trustee on behalf of the Issuer) without recourse subject to the Depositor's obligations herein and except as may be provided herein, (i) all right, title and interest in and to the Initial Financed Student Loans, and all obligations of the Obligors thereunder, together with all documents, the related Student Loan Files and all rights and privileges relating thereto, (ii) all payments on or collections received thereunder on and after the Cutoff Date, including without limitation, Liquidation Proceeds and Recoveries; (iii) all of its right, title and interest in all funds on deposit from time to time in the Trust Accounts, including the Reserve Account Initial Deposit and the Prefunding Account Closing Date Deposit, and in all investments and proceeds thereof (including all income thereon); (iv) all of its right, title and interest in and to this Agreement with respect to each Initial Financed Student Loan; (v) all of its right, title and interest in and to the Demand Note; and (vi) all proceeds of any and all of the foregoing.

             (c) In connection with the sale and assignment of Initial Financed Student Loans to the Eligible Lender Trustee on behalf of the Issuer, on the Closing Date, the Depositor shall deposit the Reserve Account Initial Deposit into the Reserve Account, the Prefunding Account Closing Date Deposit into the Prefunding Account.

             (d) On the Closing Date, the Depositor will deposit, or cause to be deposited, into the Collection Account all amounts or collections received under the Initial Financed Student Loans on and after the Cutoff Date net of interest accrued thereunder prior to the Cutoff Date; provided, that, the Servicer, on behalf of the Depositor, shall deposit such amounts into the Collection Account in accordance with the proviso to Section 4.01(a) of the Servicing Agreement.

          SECTION 2.02. Conveyance of Prefunded Loans and Serial Loans.

             (a) Subject to the conditions set forth in paragraph (d) below, in consideration of (i) the Issuer's delivery on the related Transfer Date to or upon the order of the Depositor and (ii) the Depositor's delivery on the related Transfer Date to or upon the order of the Seller of the Loan Purchase Amount for each such Prefunded Loan or Serial Loan to be delivered to the



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Depositor or the Seller, as applicable, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Depositor, and the Depositor does hereby sell, transfer, assign, set over and otherwise convey to the Issuer and with respect to the legal title the Prefunded Loans and Serial Loans, to the Eligible Lender Trustee on behalf of the Depositor or the Issuer, as applicable, without recourse except as may be provided herein, (w) all right, title and interest of the Seller in and to each Prefunded Loan and Serial Loan and all obligations of the Obligors thereunder, together with all documents, the related Student Loan Files and all rights and privileges relating thereto, (x) all payments on or collections received thereunder on and after the related Subsequent Cutoff Date, including without limitation, Liquidation Proceeds and Recoveries, (y) with respect each such sale and conveyance by the Depositor, all of the Depositor's right, title and interest in and to this Agreement with respect to each such Prefunded Loan or Serial Loan and (z) all proceeds of any and all of the foregoing..

         (b) During the Funding Period, upon the tender of Prefunded Loans by the Seller on the related Transfer Date and the satisfaction of the conditions set forth in subsection (d) of this Section 2.02, the Eligible Lender Trustee will so inform the Administrator and the Indenture Trustee, and the Loan Purchase Amounts for such Prefunded Loans will be withdrawn from the Prefunding Account subject to the provisions of Section 2(f)of the Administration Agreement, and will be remitted as provided therein to the Depositor, and immediately thereupon, by the Depositor to or upon the order of the Seller.

             (c) After the Funding Period, upon the tender of Serial Loans by the Seller on the related Transfer Date and the satisfaction of the conditions set forth in subsection (d) of this Section 2.02, the Eligible Lender Trustee will so inform the Administrator and the Indenture Trustee, and the Loan Purchase Amounts for such Serial Loans will be withdrawn from amounts on deposit in the Collection Account, as provided in Section 2(d) of the Administration Agreement, and will be remitted, as provided therein to the Depositor, and immediately thereupon, by the Depositor to or upon the order of the Seller; provided, however, that no Serial Loans shall be purchased by the Eligible Lender Trustee on behalf of either the Depositor or the Issuer at any time after
(i) an Event of Default occurs under the Indenture, a Servicer Default occurs under the Servicing Agreement or an Administrator Default occurs under the Administration Agreement, (ii) an Insolvency Event occurs with respect to the Depositor or the Seller or (iii) October 31, 2003.

             (d) The Seller shall transfer to the Depositor, and the Depositor (and with respect to the legal title to the Prefunded Loans and Serial Loans, the Eligible Lender Trustee on behalf of the Depositor) shall in turn transfer to the Issuer (and, with respect to legal title to such Prefunded Loans and Serial Loans, the Eligible Lender Trustee on behalf of the Issuer), the Prefunded Loans and Serial Loans for a given Transfer Date and the other property and rights related thereto described in paragraph (a) above only upon the satisfaction of each of the following conditions on or prior to such Transfer Date:

             (i) the Seller and the Depositor shall have delivered to the Eligible Lender Trustee and the Indenture Trustee a duly executed transfer agreement (including executed


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signature pages by the other parties thereto) in substantially the form of Exhibit B hereto (each, a "Transfer Agreement"), which shall include supplements to Schedule A hereto, listing such Prefunded Loans and Serial Loans;

            (ii) the Seller shall have delivered, at least two days prior to such Transfer Date, notice of such transfer to the Depositor, the Eligible Lender Trustee, the Indenture Trustee and the Rating Agencies, including a listing of the designation and the aggregate principal balance of such Prefunded Loans and Serial Loans;

           (iii) the Seller, or the Servicer on its behalf (but subject to the proviso to Section 4.01(a) of the Servicing Agreement), shall have deposited in the Collection Account all amounts on or collections received in respect of the Prefunded Loans and Serial Loans on and after each applicable Subsequent Cutoff Date;

            (iv) as of the Transfer Date, each of the Seller and the Depositor was not insolvent nor will it have been made insolvent by such transfer nor is it aware of any pending insolvency;

             (v) the Seller shall not have been informed by counsel to the Issuer or the Indenture Trustee that such addition would result in a material adverse federal or state tax consequence to the Issuer or the Noteholders;

            (vi) each of the Seller and the Depositor shall have delivered to the Indenture Trustee and the Eligible Lender Trustee an Officers' Certificate confirming as to itself the satisfaction of each condition precedent specified in this paragraph (d);

          (vii) the Seller shall have delivered on each May 1 and November
          1, commencing November 1, 2002 (A) to the Rating Agencies an Opinion of Counsel with respect to the transfer of the Prefunded Loans and Serial Loans, transferred to the Issuer since the later of the Closing Date or the prior May 1 or November 1, substantially in the form of the Opinion of Counsel delivered to the Rating Agencies on the Closing Date, and (B) to the Eligible Lender Trustee and the Indenture Trustee the Opinion of Counsel as required by Section 6.02(f)(1) hereof; provided, however, that, notwithstanding the foregoing, no opinion shall be required under either subclause (A) or (B), unless the Seller, the Eligible Lender Trustee or the Indenture Trustee determines that, with regard to the most recent opinion on the matters described in either such subclause that was delivered with respect to the Financed Student Loans (whether on the Closing Date or thereafter under this subsection or under another provision of the Basic Documents), the conclusion of, or the reasoning underlying, such opinion is no longer correct in all material respects due to a change in law or regulations or the ruling of a court, an administrative tribunal or a regulatory or other governmental authority; upon making any such determination, whichever of the Seller, the Eligible Lender Trustee and the Indenture Trustee makes such determination shall notify the others and the Rating Agencies; and provided, further, that neither the Eligible Lender Trustee nor the Indenture Trustee shall have any obligation to monitor changes in laws or regulations or



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     the rulings of courts or other governmental agencies for the purpose of making any determination described in the preceding proviso;

          (viii) each of the Seller and the Depositor shall have taken any action required to maintain the first perfected ownership interest of the Issuer in the Trust Estate and the first perfected security interest of the Indenture Trustee in the Collateral;

            (ix) no selection procedures believed by the Seller to be adverse to the interests of the Noteholders shall have been utilized in selecting the Prefunded Loans or Serial Loans;

             (x) no Default or Event of Default shall have occurred under the Indenture, no Servicer Default shall have occurred under the Servicing Agreement and no Administrator Default shall have occurred under the Administration Agreement; and

            (xi) for each Transfer Date occurring after the Funding Period, after giving effect to the conveyance of Serial Loans on such Transfer Date, the amount of funds remitted for the purchase of Serial Loans on such Transfer Date, and on each Transfer Date since the preceding Quarterly Payment Date, shall not exceed the Net Principal Cash Flow Amount for such Transfer Date minus the sum of (i) all amounts paid to prepay any Add-on Consolidation Loan not held by the Issuer since the last Quarterly Payment Date pursuant to Section 2(d)(iii)(A) of the Administration Agreement and (ii) all amounts which the Administrator reasonably estimates will be required to prepay Add-on Consolidation Loans pursuant to Section 2(d)(iii)(A) of the Administration Agreement during the remainder of the Collection Period.

          SECTION 2.03. Treatment as a Security Agreement.

             (a) The parties intend that the conveyance of the Seller's right, title and interest in and to the Initial Financed Student Loans pursuant to this Agreement and any Prefunded Loans and Serial Loans pursuant to a related Transfer Agreement shall constitute a valid purchase and sale and not a loan. If such conveyance is deemed to be a loan and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event do hereby grant to the Issuer (as the assignee of the Depositor), a first priority security interest in all of the Seller's right, title and interest in, to and under the Initial Financed Student Loans and any Prefunded Loans or Serial Loans and the other items specified in Sections 2.01 and 2.02, and that this Agreement (with respect to the Initial Financed Student Loans) and any applicable Transfer Agreement (with respect to the Prefunded Loans or Serial Loans conveyed thereby) shall each constitute a security agreement under applicable law with respect to such loans.

             (b) The parties intend that the conveyance of the Depositor's (and with respect to legal title to the Initial Financed Student Loans, the Eligible Lender Trustee's) right, title and interest in and to the Initial Financed Student Loans pursuant to this Agreement and any Prefunded Loans and Serial Loans pursuant to a related Transfer Agreement shall constitute a



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valid purchase and sale and not a loan. If such conveyance is deemed to be a loan and not a sale, then the parties also intend and agree that the Depositor shall be deemed to have granted, and in such event do hereby grant to the Issuer, a first priority security interest in all of the Depositor's right, title and interest in, to and under the Initial Financed Student Loans and any Prefunded Loans or Serial Loans and the other items specified in Sections 2.01 and 2.02, and that this Agreement (with respect to the Initial Financed Student Loans) and any applicable Transfer Agreement (with respect to the Prefunded Loans or Serial Loans conveyed thereby) shall each constitute a security agreement under applicable law with respect to such loans.

             (c) If either such conveyance is deemed to be a loan and not a sale, the Issuer may, to secure the Issuer's own borrowings under the Indenture, repledge all or any portion of such loans and the other items specified in Sections 2.01 and 2.02 hereof pledged to the Issuer and not released from the security interest of this Agreement at the time of such pledge. Such a repledge may be made by the Issuer with or without a repledge by the Issuer of its rights under this Agreement, and without further notice to or acknowledgement from the Seller or the Depositor. Each of the Seller and the Depositor waives, to the extent permitted by applicable law, all claims, causes of action and remedies whether legal or equitable (including any rights of set-off) against the Issuer or any assignee of the Issuer relating to such action by the Issuer in connection with the transactions contemplated by this Agreement, each Transfer Agreement and the other Basic Documents.

          SECTION 2.04. Endorsement. Each of the Seller and the Depositor hereby appoints each of the Eligible Lender Trustee and the Indenture Trustee as its (and Bank One's) true and lawful attorney-in-fact with full power of substitution to endorse the Seller's and the Depositor's name, as applicable, on any promissory note evidencing the Initial Financed Student Loans and any Prefunded Loans or Serial Loans transferred to the Eligible Lender Trustee on behalf of the Trust pursuant to Sections 2.01 and 2.02. The Seller acknowledges and agrees that this power of attorney shall be construed as a power coupled with an interest, shall be irrevocable as long as the Trust Agreement remains in effect and shall continue in effect until the Trust Agreement terminates. The Depositor acknowledges and agrees, that this power of attorney shall be construed as a power coupled with an interest, shall be irrevocable as long as the Trust Agreement remains in effect and shall continue in effect until the Trust Agreement terminates.

                                  ARTICLE III

                           The Financed Student Loans

          SECTION 3.01. Representations and Warranties of Seller with Respect to the Financed Student Loans. The Seller represents and warrants with respect to the Financed Student Loans as set forth in Exhibit C hereto. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, in the case of the Initial Financed Student Loans, as of the applicable Transfer Date, in the case of the Prefunded Loans and Serial Loans, as of the date of the relevant Assignment in the case of any Qualified Substitute Student Loan, as of the date of origination in the case of any Consolidation Loan added to the Trust during the




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Funding Period and as of the applicable Add-on Consolidation Loan
Funding Date, in the case of any Consolidation Loan the principal balance of which is increased by the principal balance of any related Add-on Consolidation Loan, but shall survive the sale, transfer and assignment of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Depositor and to the Eligible Lender Trustee on behalf of the Issuer (and both the origination of such Consolidation Loans and the addition of the principal balance of any Add-on Consolidation Loan) and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

          SECTION 3.02. Purchase; Repurchase; Reimbursement.

             (a) Upon discovery by the Seller, the Depositor, the Servicer, the Eligible Lender Trustee or the Indenture Trustee of any breach of the Seller's representations and warranties or other restrictions made by the Seller pursuant to Section 3.01, the party discovering the breach shall give prompt written notice to the others. Unless any such breach shall have been cured within sixty
(60) days after the Seller becomes aware or receives written notice (whichever is earlier) of such breach, the Seller shall be obligated to either (i) repurchase any Financed Student Loan in which the interests of the Noteholders are materially and adversely affected by any such breach any day during the first Monthly Collection Period succeeding the end of such 60-day period or (ii) substitute a Qualified Substitute Student Loan in the manner specified in this Section; provided, however, that it is understood that any such breach that does not affect the Guarantor's obligation to guarantee payment of such Financed Student Loan to the Eligible Lender Trustee will not be considered to have a material adverse effect for this purpose and it is further understood that any dispute as to whether the Guarantor's obligation has been so affected will be resolved by the decision of the Indenture Trustee for so long as Notes are Outstanding and thereafter by the Eligible Lender Trustee. In addition, if any such breach by the Seller does not trigger such a repurchase obligation but does result in the refusal by the Guarantor to guarantee all or a portion of the accrued interest, or the loss (including any obligation of the Issuer to repay the Department) of certain Interest Subsidy Payments and Special Allowance Payments, then, unless such breach, if curable, is cured within sixty (60) days, the Seller shall reimburse the Issuer by remitting an amount equal to all such non-guaranteed interest amounts and such forfeited Interest Payments and Special Allowance Payments in the manner specified in Section 3.03. Subject to the provisions of Section 4.03, the sole remedy of the Issuer, the Eligible Lender Trustee, the Indenture Trustee or the Noteholders with respect to a breach of representations and warranties pursuant to Section 3.01, and the agreement contained in this Section, shall be to require the Seller to repurchase or substitute for Financed Student Loans or to reimburse the Issuer as provided above pursuant to this Section, subject to the conditions contained herein.

             (b) In consideration of and simultaneously with the purchase or repurchase of a Financed Student Loan, the Seller shall remit the Purchase Amount therefor, in the manner specified in Section 3.03, and the Issuer shall execute such assignments and other documents reasonably requested by the Seller in order to effect such transfer. Upon any such transfer of a Financed Student Loan, legal title to, and beneficial ownership and control of, the related Student


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Loan File will thereafter belong to the Seller or in the case of legal title thereto an eligible lender under the Higher Education Act designated by the Seller.

             (c) With respect to any Qualified Substitute Student Loan or Loans, the Seller shall deliver to the Eligible Lender Trustee for the benefit of the Indenture Trustee such documents and agreements together with a duly executed Assignment in the form of Exhibit E hereto. Payments due with respect to Qualified Substitute Student Loans shall be part of the Trust Estate on and after the date of such Assignment. Upon such substitution, the Qualified Substitute Student Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Qualified Substitute Student Loan or Loans, as of the date of substitution, the representations and warranties made pursuant to Section 3.01 with respect to any such Student Loan. In addition, any such substitution shall occur only upon satisfaction of each of the following conditions on or prior to the date of the related Assignment:

             (i) the Seller shall have deposited in the Collection Account all collections in respect of the Qualified Substitute Student Loans on and after each applicable date of Assignment;

            (ii) as of the date of the related Assignment, the Seller shall not have been insolvent nor will it have been made insolvent by such transfer nor is it aware of any pending insolvency;

           (iii) such addition will not result in a material adverse Federal or State tax consequence to the Issuer or the Noteholders;

            (iv) the Seller shall have delivered (A) to the Rating Agencies, an Opinion of Counsel with respect to each transfer of Qualified Substitute Student Loans, substantially in the form of the Opinion of Counsel delivered to the Rating Agencies on the Closing Date, and (B) to the Eligible Lender Trustee and the Indenture Trustee, the Opinion of Counsel required by Section 6.02(f)(1) hereof; provided, however, that no opinion shall be required under either subclause (A) or (B) unless the Seller, the Eligible Lender Trustee or the Indenture Trustee determines that, with regard to the most recent opinion on the matters described in either such subclause that was delivered with respect to the Financed Student Loans (whether on the Closing Date or thereafter under this subsection or under another provision of the Basic Documents), the conclusion of, or the reasoning underlying, such opinion is no longer correct in all material respects due to a change in law or regulations or the ruling of a court, an administrative tribunal or a regulatory or other governmental authority; upon making any such determination, whichever of the Seller, the Eligible Lender Trustee and the Indenture Trustee makes such determination shall notify the others and the Rating Agencies; and provided, further, that neither the Eligible Lender Trustee nor the Indenture Trustee shall have any obligation to monitor changes in laws or regulations or the rulings of courts or other governmental agencies for the purpose of making any determination described in this clause (iv);



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              (v) the Seller shall have taken any action required to maintain the first perfected ownership interest of the Issuer in the Trust Estate and the first perfected security interest of the Indenture Trustee in the Collateral;

             (vi) no selection procedures believed by the Seller to be adverse to the interests of the Noteholders shall have been utilized in selecting the Qualified Substitute Student Loans; and

            (vii) no Default or Event of Default shall have occurred under the Indenture, no Master Servicer Default shall have occurred under the Servicing Agreement and no Administrator Default shall have occurred under the Administration Agreement.

             Upon any such substitution and the deposit to the Collection Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph, the Eligible Lender Trustee shall release any documentation held with respect to the Financed Student Loan being substituted for (the "Deleted Student Loan") to the Seller and shall execute and deliver at the Seller's direction such instruments of transfer or assignment prepared by the Seller, in each case without recourse, as shall be necessary to vest in the Seller, or (in the case of legal title thereto an eligible lender under the Higher Education Act designated by the Seller), the Eligible Lender Trustee's interest in any Deleted Student Loan substituted for pursuant to this Section 3.02.

             For any month in which the Seller substitutes one or more Qualified Substitute Student Loans for one or more Deleted Student Loans, the Master Servicer will determine the amount (if any) by which as of the date of the relevant Assignment the aggregate principal balance of all such Qualified Substitute Student Loans is less than the aggregate principal balance of all such Deleted Student Loans. The amount of such shortage (the "Substitution Adjustment Amount") shall be deposited in the Collection Account by the Seller on or before the date of the relevant Assignment.

          SECTION 3.03. Repurchase Deposits. The Seller shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Student Loans and all other amounts to be paid by the Seller under Section 3.02 when such amounts are due.

                                   ARTICLE IV

                                   The Seller

          SECTION 4.01. Representations of Seller. The Seller represents as set forth in Exhibit D hereto. Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date in the case of the Initial Financed Student Loans, as of the applicable Transfer Date in the case of the Prefunded Loans and Serial Loans, as of the date of the relevant Assignment in the case of any Qualified Substitute Student Loan, and as of the date of origination in the case of any Consolidation Loan added to the Trust during the Funding Period and as of the applicable Add-on Consolidation Loan Funding Date, in the case of a Consolidation Loan the principal balance of which is increased by the principal balance of any related Add-on Consolidation Loan, but shall survive the sale, transfer and assignment of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Depositor and to the Eligible Lender Trustee on behalf of the Issuer (and both the origination of such Consolidation Loans and the addition of the principal balance of any Add-on Consolidation
Loan) and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

          SECTION 4.02. Existence. Subject to Section 4.04, during the term of this Agreement, the Seller will keep in full force and effect its existence, rights and franchises as a national banking association under the federal laws and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. The Seller is currently an eligible lender under the Higher Education Act and shall maintain such status. During the Funding Period, to the extent that the Seller shall not be an eligible lender under the Higher Education Act with respect to federal Student Loans, the Seller agrees to keep in full force and effect an agreement with another entity qualified to be an eligible lender under the Higher Education Act providing for such eligible lender meeting the requirements set forth in the following sentence to hold title to the Seller's Student Loans in trust for and on behalf of the Seller. The Seller shall not convey any Prefunded Loans or Serial Loans if the eligible lender holding legal title to such loan is not the Seller but another eligible lender within the immediately preceding sentence, unless prior to such conveyance, such other eligible lender shall agree in writing to be bound, in the conveyance of each such loan for which it acts as eligible lender, by the provisions of this Agreement to the same extent as if it were named separately from the Seller in each of such provisions.

         Subject to Section 5.03, during the term of this Agreement, the Depositor will keep in full force and effect its existence, rights and franchises as a limited liability company under the laws of the State of Delaware and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. For so long, during the term of this Agreement, as the Depositor shall not be an eligible lender under the Higher Education Act with respect to federal Student Loans, the Depositor agrees to keep in full force and effect an agreement with Bank One or another eligible lender under the Higher Education Act providing for such eligible lender meeting the requirements set forth in the following sentence to hold legal title to the Depositor's Student Loans in trust for and on behalf of the Depositor. The Depositor shall not convey any Prefunded Loans or Serial Loans if the eligible lender holding legal title to such loan is not Bank One, unless prior to such conveyance, such other eligible lender shall agree in writing to be bound, in the conveyance of each such loan for which it acts as eligible lender, by the provisions of this Agreement that are applicable to Bank One, to the same extent as if it were named separately from Bank One in each of such provisions.

          SECTION 4.03. Liability of Seller; Indemnities. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement.

             (a) The Seller shall indemnify, defend and hold harmless the Depositor, the Issuer, the Eligible Lender Trustee and the Indenture Trustee and their officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Basic Documents (except any such income taxes arising out of fees paid to the Eligible Lender Trustee or the Indenture Trustee), including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of the Issuer, not including taxes in connection with the issuance and original sale of the Notes or asserted with respect to ownership of the Financed Student Loans or federal or other income taxes arising out of payments on the Notes) and costs and expenses in defending against the same.

             (b) The Seller shall indemnify, defend and hold harmless the Depositor, the Issuer, the Eligible Lender Trustee, the Indenture Trustee and the Noteholders and the officers, directors, employees and agents of the Issuer, the Eligible Lender Trustee and the Indenture Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or imposed upon such Person through, (i) the Seller's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement and (ii) any breach of any of the Seller's representations, warranties or covenants contained herein, except that, with respect to the representations and warranties made pursuant to Section 3.01, the remedies for any breach thereof are limited as provided in Section 3.02.

             (c) The Seller, on behalf of itself and the Depositor, shall be liable as primary obligor for, and shall indemnify, defend and hold harmless the Eligible Lender Trustee and its officers, directors, employees and agents from and against, all costs, expenses, losses, claims, damages, obligations and liabilities arising out of, incurred in connection with or relating to the Trust Agreement, the other Basic Documents, the Trust Estate, the acceptance or performance of the trusts and duties set forth herein and in the Trust Agreement or the action or the inaction of the Eligible Lender Trustee hereunder and under the Trust Agreement, except to the extent that such cost, expense, loss, claim damage, obligation or liability: (i) shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Eligible Lender Trustee, (ii) shall arise from any breach by the Eligible Lender Trustee of its covenants under any of the Basic Documents; or (iii) shall arise from the breach by the Eligible Lender Trustee of any of its representations or warranties set forth in Section 7.03 of the Trust Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this paragraph, the Eligible Lender Trustee's choice of legal counsel shall be subject to the approval of the Seller, which approval shall not be unreasonably withheld.

             (d) The Seller shall pay any and all taxes levied or assessed upon all or any part of the Trust Estate (other than those taxes expressly excluded from the Seller's responsibilities pursuant to the parentheticals in paragraph
(a) above).

             Indemnification under this Section shall survive the resignation or removal of the Eligible Lender Trustee or the Indenture Trustee and the termination of this Agreement or the Indenture or the Trust Agreement, as applicable, and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Seller shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Seller, without interest.

          SECTION 4.04. Merger or Consolidation of, or Assumption of the Obligations of, Seller. Any person (a) into which the Seller may be merged or consolidated, (b) which may result from any merger or consolidation to which the Seller shall be a party or (c) which may succeed to the properties and assets of the Seller substantially as a whole, shall be the successor to the Seller, respectively, without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that the Seller hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Seller executes an agreement of assumption to perform every obligation of the Seller under this Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 4.01 shall have been breached, (iii) the Seller shall have delivered to the Eligible Lender Trustee and the Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction and (iv) such transaction will not result in a material adverse federal or state tax consequence to the Issuer or the Noteholders and (v) the Seller shall have delivered to the Eligible Lender Trustee and the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interests of the Eligible Lender Trustee and Indenture Trustee, respectively, in the Financed Student Loans and reciting the details of such filings or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.

          SECTION 4.05. Limitation on Liabilities of Seller and Others. The Seller and any director or officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder (provided, however, that such reliance shall not limit in any way the Seller's obligations under Section 3.02). The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its respective obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

          SECTION 4.06. Seller May Own Notes. The Seller and any Affiliate of either may in its individual or any other capacity become the owner or pledgee of Notes with the same rights as it would have if it were not the Seller, as the case may be or an Affiliate of either, except as expressly provided herein or in any other Basic Document.

                                   ARTICLE V

                                  The Depositor

          SECTION 5.01. Representations and Warranties of Depositor and Bank One. The Depositor makes the following representations and warranties and Bank One makes the representations and warranties as set forth in Exhibit E hereto. Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date in the case of the Initial Financed Student Loans, as of the applicable Transfer Date in the case of the Prefunded Loans and Serial Loans, as of the date of the relevant Assignment in the case of any Qualified Substitute Student Loan, and, in the case of the Depositor, as of the date of origination in the case of any Consolidation Loan added to the Trust during the Funding Period and as of the applicable Add-on Consolidation Loan Funding Date, in the case of a Consolidation Loan the principal balance of which is increased by the principal balance of any related Add-on Consolidation Loan, but shall survive the sale, transfer and assignment of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Issuer (and both the origination of such Consolidation Loans and the addition of the principal balance of any Add-on Consolidation Loan) and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

             (a) Organization and Good Standing. The Depositor has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with power an authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has power, authority and legal right to acquire, own and sell the Financed Student Loans.

             (b) Due Qualification. The Depositor is duly qualified to do business as a foreign limited liability company in good standing and has obtained all necessary licenses and approvals in each jurisdiction in which the failure to so qualify or to obtain such licenses and approvals would, in the reasonable judgment of the Depositor, materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement, the Trust Agreement, any of the other Basic Documents, the Financed Student Loans or the Notes.

             (c) Power and Authority. The Depositor has the power and authority to execute, deliver and perform its obligations under this Agreement and other Basic Documents to which it is a party. The Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer and has duly authorized such sale and assignment by all necessary limited liability company action; and the execution, delivery and performance of this Agreement and the other Basic Documents to which the Depositor is a party has been duly authorized by the Depositor by all necessary limited liability company action.

             (d) No Violation. The execution, delivery and performance by the Depositor of this Agreement and the other Basic Documents to which the Depositor is a party and the consummation of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof does not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time, or both) a default under, the certificate of formation or limited liability company agreement of the Depositor, or conflict with or violate any of the material terms of provisions of or constitute (with or without notice or lapse of time, or both) a default under, any indenture, agreement or other instrument to which the Depositor is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); nor violate any law or, to the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depository or its properties, which breach, default, conflict, Lien or violation would have a material adverse effect on the earnings, business affairs or business prospects of the Depositor.

             (e) No Proceedings. There are no proceedings or investigations pending, or to the Depositor's knowledge, threatened against the Depositor, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement or any other Basic Document, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by the Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, the Basic Documents or the Notes or (iv) relating to the Depositor and which might adversely affect the federal income tax attributes of the Notes.

          SECTION 5.02. Liability of Depositor; Indemnities. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Depositor under this Agreement, which obligations shall include the following:

             (a) The Depositor shall indemnify, defend and hold harmless the Issuer, the Eligible Lender Trustee, the Indenture Trustee and the Noteholders and any of the officers, directors, employees and agents of the Issuer, the Eligible Lender Trustee and the Indenture Trustee from and against any loss, liability or expense incurred by reason of (i) the Depositor's willful misfeasance, bad faith or negligence in the performances of its duties under this Agreement or any other Basic Document to which it is a party, or by reason of reckless disregard of its obligations and duties under this Agreement or any other Basic Document to which it is a party and (ii) any breach of any of the Depositor's representations, warranties or covenants contained herein.

         Indemnification under this Section shall survive the resignation or removal of the Owner Trustee or the Indenture Trustee, as the case may be, and the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Depositor shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Depositor, without interest.

          SECTION 5.03. Merger or Consolidation of, or Assumption of the Obligations of Depositor.

             (a) Any person (i) into which the Depositor or Bank One may be merged or consolidated, (ii) which may result from any merger or consolidation to which the Depositor or Bank One shall be a party or (iii) which may succeed to the properties and assets of the Depositor substantially as a whole, shall be the successor to the Depositor or Bank One, respectively, without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that the Depositor hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (A) the surviving Depositor executes an agreement of assumption to perform every obligation of the Depositor under this Agreement, (B) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 5.01 shall have been breached and no Servicer Default, Event of Default or Administrator Default and no event that, after notice or lapse of time, or both, would become a Servicer Default, Event of Default or Administrative Default shall have occurred and be continuing, (C) the Depositor shall have delivered to the Eligible Lender Trustee and the Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction, (D) such transaction will not result in a material adverse federal or state tax consequence to the Issuer or the Noteholders and (F) the Depositor shall have delivered to the Eligible Lender Trustee and the Indenture Trustee an Opinion of Counsel either (1) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Eligible Lender Trustee and Indenture Trustee, respectively, in the Financed Student Loans and reciting the details of such filings, or (2) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests; and provided, further, that Bank One hereby covenants that, unless Bank One is the surviving entity, it will not consummate any of the foregoing transactions unless Bank One shall have delivered to the Eligible Lender Trustee and the Indenture Trustee an Opinion of Counsel either (Y) stating that in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Eligible Lender Trustee and the Indenture Trustee, respectively, in the Financed Student Loans and reciting the details of such filings, or (Z) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.

          SECTION 5.04. Limitation on Liability of Depositor and Others.

             (a) Neither the Depositor nor any of the directors, officers, employee or agents of the Depositor shall be under any liability to the Issuer or the Noteholders for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Depositor or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance or bad faith in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement (except for errors in judgment). The Depositor, and its directors, officers, employees and agents, may rely in good faith on the advice of counsel or on any document of any kind prima facie property executed and submitted by any Person in request of any matters arising under this Agreement.

             (b) The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement and that in its opinion may involve it in any expense or liability.

                                   ARTICLE VI

                                  Miscellaneous

          SECTION 6.01. Amendment. This Agreement may be amended by the Seller, the Depositor and the Eligible Lender Trustee, with the consent of the Indenture Trustee, but without the consent of any of the Noteholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Eligible Lender Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder.

             This Agreement may also be amended from time to time by the Seller and the Eligible Lender Trustee, the Indenture Trustee and the Noteholders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments with respect to Financed Student Loans or distributions that shall be required to be made for the benefit of the Noteholders or the Swap Counterparty or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes, the Noteholders of which are required to consent to any such amendment, without the consent of all outstanding Noteholders and the Swap Counterparty.

             Promptly after the execution of any such amendment or consent (or, in the case of the Rating Agencies, five Business Days prior thereto), the Eligible Lender Trustee shall furnish written notification of the substance of such amendment or consent to the Seller, the Depositor, the Administrator, each Noteholder, the Indenture Trustee, the Servicer and each of the Rating Agencies.

             It shall not be necessary for the consent of Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

             Prior to the execution of any amendment to this Agreement, the Eligible Lender Trustee and the Indenture Trustee shall receive upon request and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 6.02(f). The Eligible Lender Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Eligible Lender Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

          SECTION 6.02. Protection of Interests in Trust.

             (a) Each of the Seller, the Depositor and Bank One shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Issuer, the Eligible Lender Trustee and the Indenture Trustee in the Financed Student Loans and in the proceeds thereof. The Seller or the Depositor, as applicable, and Bank One shall deliver (or cause to be delivered) to the Eligible Lender Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

             (b) Each of the Seller, the Depositor and Bank One shall not change its name, identity or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Eligible Lender Trustee and the Indenture Trustee at least five (5) days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

             (c) Each of the Seller, the Depositor and Bank One shall have an obligation to give the Eligible Lender Trustee, the Indenture Trustee and the Rating Agencies at least sixty (60) days prior written notice of any change of its location for purposes of the UCC if, as a result thereof, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment.

             (d) If at any time the Seller or the Depositor or Bank One shall propose to sell, grant a security interest in, or otherwise transfer any interest in student loans to any prospective purchaser, lender or other transferee, the Seller or the Depositor, as applicable, shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Financed Student Loan, shall indicate clearly that such Financed Student Loan has been sold and is owned by the Issuer and has been pledged to the Indenture Trustee.

             (e) The Depositor shall, to the extent required by applicable law, cause the Notes to be registered with the Commission pursuant to Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such sections.

             (f) The Seller shall deliver to the Eligible Lender Trustee and the Indenture Trustee:

             (1) promptly after the execution and delivery of this Agreement and of each amendment thereto, an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Eligible Lender Trustee and the Indenture Trustee in the Financed Student Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and

             (2) within 120 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 120-day period, either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Eligible Lender Trustee and the Indenture Trustee in the Financed Student Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; provided, however, that a single Opinion of Counsel may be delivered in satisfaction of the foregoing requirement and that of Section 3.06(b) of the Indenture.

             Each Opinion of Counsel referred to in clause (1) or (2) above shall specify (as of the date of such opinion and given all applicable laws as in effect on such date) any action necessary to be taken in the following year to preserve and protect such interest.

          SECTION 6.03. Notices. Unless otherwise agreed by the recipient, all demands, notices and communications upon or to the Seller, the Depositor, the Servicer, the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Administrator or the Rating Agencies under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested (or in the form of telex or facsimile notice, followed by written notice delivered as aforesaid or postage prepaid, first class mail), and shall be deemed to have been duly given upon receipt;

                  (a)      in the case of the Seller, to
                           Wells Fargo Bank South Dakota, National Association 101 N. Phillips Avenue
                           Sioux Falls, SD 57104
                           Attention: Senior Regional Credit Officer
                           Telephone: (605) 575-4920
                           Telecopy: (605) 575-4815

                  (b)      in the case of the Depositor, to
                           Wells Fargo Student Loans Receivables I, LLC
                           Sixth and Marquette
                           Minneapolis, MN 55479
                           Attention: Mary Schaffner
                           Telephone: (612) 667-2367
                           Telecopy: (612) 575-4815

                  (c)      in the case of the Servicer, to
                           Wells Fargo Bank South Dakota, National Association 301 58th Street, North
                           Sioux Falls, SD 57104
                           Attention: President
                           Telephone: (605) 575-6309
                           Telecopy: (605) 575-8761

                  (d)      in the case of the Issuer, to
                           Wells Fargo Student Loan Trust 2001-1
                           c/o Wells Fargo Bank Minnesota, National Association Sixth and Marquette Avenue
                           MAC N9311-161
                           Minneapolis, MN 55479
                           Attention: Asset Backed Administration
                           Telephone: (612) 667-8058
                           Telecopy: (612) 667-3463

                           with a copy to the Eligible Lender Trustee at the Corporate Trust Office of the Eligible Lender Trustee;

                   (e) in the case of the Issuer or the Eligible Lender Trustee, at the Corporate Trust Office of the Eligible Lender Trustee;

                   (f) in the case of the Indenture Trustee, at its Corporate Trust Office;

                   (g)     in the case of the Administrator, to
                           Wells Fargo Bank Minnesota, National Association Sixth and Marquette Avenue
                           MAC N9311-161
                           Minneapolis, MN 55479
                           Attention: Asset Backed Administration
                           Telephone: (612) 667-8058
                           Telecopy: (612) 667-3463

                   (h)     in the case of Fitch, to
                           Fitch, Inc.
                           One State Street Plaza
                           New York, New York 10004
                           Attention: Asset Backed Monitoring Unit
                           Telephone: (212) 908-0500
                           Facsimile: (212) 376-6889;

                   (i) in the case of Moody's Investors Service, Inc. 99 Church Street
                           New York, New York 10007
                           Attention: ABS Monitoring Department
                           Telephone: (212) 553-0573
                           Facsimile: (212) 553-4600; and

                   (j)     in the case of Standard & Poor's,
                           a division of The McGraw-Hill Companies, Inc. to Standard & Poor's
                           55 Water Street, 41st Floor
                           New York, New York 10041
                           Attention: Asset Backed Surveillance Department
                           Telephone: 212-438-2000
                           Facsimile: 212-438-2649

or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

          SECTION 6.04. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Section 4.04, this Agreement may not be assigned by the Seller or the Depositor. This Agreement may be assigned by the Eligible Lender Trustee only to its permitted successor pursuant to the Trust Agreement or otherwise in accordance with Section 6.10.

          SECTION 6.05. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Seller, the Depositor, the Issuer, and the Eligible Lender Trustee and for the benefit of the Indenture Trustee, the Noteholders and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

          SECTION 6.06. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 6.07. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          SECTION 6.08. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          SECTION 6.09. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          SECTION 6.10. Assignment to Indenture Trustee. The Seller and the Depositor hereby acknowledge and consent to any mortgage, pledge, assignment and grant by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of a security interest in all right, title and interest of the Issuer in, to and under the Financed Student Loans or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

          SECTION 6.11. Non-Petition Covenants. Notwithstanding any prior termination of this Agreement, the Seller shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer or the Depositor, acquiesce, petition or otherwise invoke or cause the Issuer or the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer or the Depositor under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer or the Depositor.

          SECTION 6.12. Limitation of Liability of Eligible Lender Trustee and Indenture Trustee.

            (a) Notwithstanding anything contained herein to the contrary (other than as provided in subsection (d)), this Agreement has been signed by Bank One, not in its individual capacity but solely in its capacity as Eligible Lender Trustee of the Depositor and the Issuer and in no event shall Bank One in its individual capacity or, except as expressly provided in the Trust Agreement, as beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto as to all of which recourse shall be had solely to the assets of the Issuer.

            (b) Notwithstanding anything contained herein to the contrary (other than as provided in subsection (d)), this Agreement has been accepted by JPMorgan Chase Bank not in its individual capacity but solely as Indenture Trustee and in no event shall JPMorgan Chase Bank have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

            (c) Notwithstanding any other provision in this Agreement or the other Basic Documents, nothing in this Agreement or the other Basic Documents shall be construed to limit the legal responsibility of the Eligible Lender Trustee or the Indenture Trustee, to the U.S. Secretary of Education or a Guarantor for any violations of statutory or regulatory requirements that may occur with respect to loans held by the Eligible Lender Trustee or the Indenture Trustee pursuant to, or to otherwise comply with their obligations under, the Higher Education Act or implementing regulations.

          SECTION 6.13. Agreement of Seller and Depositor. The Seller agrees to execute and deliver such instruments and to take such actions as the Eligible Lender Trustee, the Issuer or the Indenture Trustee may reasonably request in order to effectuate the terms and carry out the purposes of the Agreement. The Depositor agree to execute and deliver such instruments and to take such actions as the Eligible Lender Trustee, the Issuer or the Indenture Trustee may reasonably request in order to effectuate the terms and carry out the purposes of the Agreement.

                        [Signatures Follow on Next Page]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                               WELLS FARGO STUDENT LOAN TRUST 2001-1

                               By:    BANK ONE, NATIONAL ASSOCIATION, not
                                      in its individual capacity but solely as
                                      Eligible Lender Trustee on behalf of the
                                      Issuer

                                      By: /s/ Sharon McGrath
                                          -------------------------------------
                                          Name:   Sharon McGrath
                                          Title:  Vice President

                               WELLS FARGO STUDENT LOANS RECEIVABLES
                               I, LLC

                                      By: /s/ Jon A. Veenis
                                          -------------------------------------
                                          Name:   Jon A. Veenis
                                          Title:  President and CEO

                                BANK ONE, NATIONAL ASSOCIATION,
                                not in its individual capacity
                                but solely as Eligible Lender
                                Trustee on behalf of Wells
                                Fargo Student Loans Receivables
                                I, LLC

                                      By: /s/ Sharon McGrath
                                          -------------------------------------
                                          Name:   Sharon McGrath
                                          Title:  Vice President

Acknowledged and accepted as of the day and year first above written:

JPMORGAN CHASE BANK,
not in its individual capacity but
solely as Indenture Trustee

By:      /s/ Jennifer H. Baran
         -----------------------------
         Name:    Jennifer H. Baran
         Title:   Assistant Vice President

                                                                   SCHEDULE A

                    [List of Initial Financed Student Loans]

            [Provided at Closing and on file with Indenture Trustee]

                                                                 EXHIBIT A
                                                  TO THE LOAN SALE AGREEMENT

                                  BILL OF SALE

                  For $_______ received, in accordance with the Loan Sale Agreement (the "Loan Sale Agreement") dated as of November 1, 2001, among Wells Fargo Bank South Dakota, National Association, as seller (the "Seller"), Wells Fargo Student Loans Receivables I, LLC, as depositor (the "Depositor"), Wells Fargo Student Loan Trust 2001-1 (the "Issuer") and Bank One, National Association, not in its individual capacity but solely as Eligible Lender Trustee (the "Eligible Lender Trustee"), the Seller does hereby sell, assign, transfer and otherwise convey unto the Depositor and, with respect to legal title, unto the Eligible Lender Trustee on behalf of the Depositor, without recourse (subject to the obligations set forth in the Loan Sale Agreement), all right, title and interest in and to (i) the Initial Financed Student Loans and all obligations of the Obligors thereunder, together with all documents, the related Student Loan Files and all rights and privileges related thereto, (ii) all payments and/or collections received thereunder on and after the Cutoff Date, including without limitation, Liquidation Proceeds and Recoveries, (iii) all funds on deposit from time to time in the Trust Accounts, including the Reserve Account Initial Deposit and the Prefunding Account Closing Date Deposit, and in all investments and proceeds thereof (including all income thereon) and
(iv) all proceeds of any and all of the foregoing (including but not limited to proceeds derived from the voluntary or involuntary conversion of any of the Initial Financed Student Loans into cash or other liquidated property, such as proceeds from the applicable Guarantee Agreement).

                  Immediately after the purchase and sale described above and in
Section 2.01(a) of the Loan Sale Agreement, but otherwise concurrently with the execution and delivery hereof, the Depositor (and, with respect to legal title to the Initial Financed Student Loans, Bank One, National Association, as Eligible Lender Trustee on behalf of the Depositor), does hereby sell, assign and otherwise convey to the Issuer (and, with respect to the legal title to the Initial Financed Student Loans, to the Eligible Lender Trustee on behalf of the Issuer) without recourse (subject to the Depositor's obligations set forth in the Loan Sale Agreement and except as may be provided in the Loan Sale Agreement), (i) all right, title and interest in and to the Initial Financed Student Loans, and all obligations of the Obligors thereunder, together with all documents, the related Student Loan Files and all rights and privileges relating thereto, (ii) all payments on or collections received thereunder on and after the Cutoff Date, including without limitation, Liquidation Proceeds and Recoveries; (iii) all of its right, title and interest in all funds on deposit from time to time in the Trust Accounts, including the Reserve Account Initial Deposit and the Prefunding Account Closing Date Deposit, and in all investments and proceeds thereof (including all income thereon); (iv) all of its right, title and interest in and to the Loan Sale Agreement with respect to each Initial Financed Student Loan; (v) all of its right, title and interest in and to the Demand Note; and (vi.) all proceeds of any and all of the foregoing. The foregoing sale does not constitute and is not intended to result in any assumption by the Eligible Lender Trustee, the Depositor or the Issuer of any obligation of the Seller to the borrowers of

Initial Financed Student Loans or any other Person in connection with the Initial Financed Student Loans or any agreement or instrument relating to any of them.

                  In addition, the undersigned, by execution of this instrument, hereby endorses the promissory notes evidencing each Initial Financed Student Loan described in Schedule A to the Loan Sale Agreement in favor of the Eligible Lender Trustee on behalf of the Issuer, without recourse (subject to the obligations set forth in the Loan Sale Agreement) against the undersigned. This endorsement may be effected by attaching a facsimile hereof to each or any of such promissory notes.

                  This Bill of Sale is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Loan Sale Agreement and is to be governed by the Loan Sale Agreement.

                  Capitalized terms used but not defined herein shall have the meaning assigned to them in Appendix A to the Administration Agreement, dated as of November 1, 2001, among Wells Fargo Student Loan Trust 2001-1, as Issuer, Wells Fargo Bank Minnesota, National Association as Administrator, and JPMorgan Chase Bank, as Indenture Trustee, which also contains rules as to usage that shall be applicable herein.

                  IN WITNESS WHEREOF, the undersigned has caused this Bill of Sale to be duly executed as of November 1, 2001.

                                  WELLS FARGO BANK SOUTH DAKOTA,
                                  NATIONAL ASSOCIATION,
                                  as Seller

                                  By:_________________________________
                                       Name:
                                       Title:

                                  WELLS FARGO STUDENT LOAN RECEIVABLES I, LLC, as Depositor

                                  By:_________________________________
                                        Name:
                                        Title:

                                  WELLS FARGO STUDENT LOAN TRUST 2001-1

                                  By:   BANK ONE, NATIONAL ASSOCIATION,
                                        not in its individual capacity but
                                        solely as Eligible Lender Trustee on
                                        behalf of the Issuer

                                        By:      __________________________
                                                 Name:
                                                 Title:

                                        BANK ONE, NATIONAL ASSOCIATION,
                                        not in its individual capacity but
                                        solely as Eligible Lender Trustee on
                                        behalf of the Depositor

                                        By: ______________________
                                                 Name:
                                                 Title:

                                                             EXHIBIT B
                                                                TO THE
                                                    LOAN SALE AGREEMENT

                     TRANSFER AGREEMENT

                  TRANSFER No. _____ of [PREFUNDED LOANS] [SERIAL LOANS] dated as of ______________, _____, among WELLS FARGO STUDENT LOAN TRUST 2001-1, a Delaware trust (the "Issuer"), WELLS FARGO BANK SOUTH DAKOTA, NATIONAL ASSOCIATION, as seller (the "Seller"), WELLS FARGO STUDENT LOANS RECEIVABLES I, LLC, as depositor (the "Depositor"), and BANK ONE, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as Eligible Lender Trustee of the Depositor and the Issuer (the "Eligible Lender Trustee").

                              W I T N E S S E T H:

                  WHEREAS, the Issuer, the Seller, the Depositor and the Eligible Lender Trustee are parties to the Loan Sale Agreement dated as of November 1, 2001 (as amended or supplemented, the "Loan Sale Agreement"); and

                  WHEREAS, the Seller, the Depositor, and the Eligible Lender Trustee are parties to the Trust Agreement dated as of November 1, 2001 (as amended or supplemented, the "Trust Agreement"); and

                  WHEREAS, pursuant to the Loan Sale Agreement, the Seller wishes to convey the [Prefunded Loans] [Serial Loans] referred to in Section 2 (the "Additional Student Loans") to the Eligible Lender Trustee on behalf of the Depositor ; and

                  WHEREAS, pursuant to the Loan Sale Agreement, the Depositor wishes to convey the Additional Student Loans to the Eligible Lender Trustee on behalf of the Issuer; and

                  WHEREAS, the Eligible Lender Trustee, the Depositor and the Issuer are willing to accept such conveyance subject to the terms and conditions hereof.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Definitions and Usage. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in Appendix A to the Administration Agreement, dated as of November 1, 2001, among the Issuer, Wells Fargo Bank Minnesota, National Association, as Administrator, and JPMorgan Chase Bank, as Indenture Trustee, which also contains rules of construction and usage that shall be applicable herein.

                  In addition, the following terms have the following meanings:

                  "Subsequent Cutoff Date" means, with respect to each Additional Student Loan, the date specified as such on Schedule A hereto.

                  "Transfer Date" means, with respect to the Additional Student Loans, ________________, _______.

                  2. Schedule of Financed Student Loans. Attached hereto as Schedule A is a supplement to Schedule A to the Loan Sale Agreement listing the Additional Student Loans to be conveyed on the Transfer Date to the Eligible Lender Trustee on behalf of the Issuer pursuant to this Agreement.

                  3. Conveyance of Additional Student Loans. In consideration of Issuer's delivery to or upon the order of the Depositor and the Depositor's delivery to or upon the order of the Seller of $__________, for Additional Student Loans during the Funding Period, such amount being the Loan Purchase Amounts of the Additional Student Loans and such amount to be paid from amounts on deposit in the Prefunding Account subject to the provisions of Section 2.02(b) of the Loan Sale Agreement and Section 2(f) of the Administration Agreement and after the Funding Period such amount being the sum of the principal balance of such loan owed by the related borrower plus accrued borrower interest thereon, the Seller does hereby sell, assign and otherwise convey, without recourse (except as expressly provided in the Loan Sale Agreement), to the Eligible Lender Trustee on behalf of the Depositor and immediately thereafter, the Depositor (and with respect to legal title of the Additional Student Loans, Bank One as Eligible Lender Trustee on behalf of the Depositor) does hereby sell, assign and otherwise convey, without recourse (except as expressly provided in the Loan Sale Agreement), to the Eligible Lender Trustee on behalf of the Issuer:

                           (a) All right, title and interest in and to the
                  Additional Student Loans and all obligations of the Obligors thereunder, together with all documents, the related Student Loan Files and all rights and privileges relating thereto;

                           (b) all payments on or collections received
                  thereunder, on and after the related Subsequent Cutoff
                  Date;

                           (c) with respect to each such sale and conveyance by
                  the Depositor, all of the Depositor's right, title and interest in and to the Loan Sale Agreement with respect to such Prefunded Loan and Serial Loan; and

                           (d) all proceeds of any and all of the foregoing.

                  4. Conditions Precedent. The obligation of the Depositor and the Issuer to acquire the Additional Student Loans hereunder is subject to the satisfaction, on or prior to the Transfer Date, of the following conditions precedent:

                           (a) Representations and Warranties. Each of the
                  representations and warranties made by the Seller in Sections
                  3.01 and 4.01 of the Loan Sale Agreement shall be true and correct as of the Transfer Date.

                           (b) Loan Sale Agreement Conditions. Each of the
                  conditions set forth in Section 2.02(d) and in Section 4.02 of the Loan Sale Agreement shall have been satisfied.

                           (c) Delivery of Bill of Sale. The Seller and the
                  Depositor, as applicable, shall have delivered a Bill of Sale substantially in the form of Annex A hereto.

                           (d) Additional Information. The Seller shall have
                  delivered to the Depositor and the Issuer such information as was reasonably requested by the Depositor or the Issuer, as applicable (such reasonableness to be determined solely by the Seller) to satisfy itself as to (i) the accuracy of the representations and warranties set forth in Sections 3.01 and
                  4.01 of the Loan Sale Agreement and (ii) the satisfaction of the conditions set forth in this Section 4.

                  5. Ratification of Agreement. As supplemented by this Agreement, the Loan Sale Agreement is in all respects ratified and confirmed and the Loan Sale Agreement as so supplemented by this Agreement shall be read, taken and construed as one and the same instrument.

                  6. Third-Party Beneficiaries. The Indenture Trustee is an express third-party beneficiary and may enforce the provisions of this Agreement as if it were a party hereto.

                  7. Counterparts. This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute but one and the same instrument.

                  8. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                  9. Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.

                                      WELLS FARGO STUDENT LOAN TRUST 2001-1

                                      By: BANK ONE, NATIONAL ASSOCIATION,
                                          not in its individual capacity but
                                          solely as Eligible Lender Trustee
                                          on behalf of the Issuer

                                      By: ____________________________________
                                          Name:
                                          Title:

                                      BANK ONE NATIONAL ASSOCIATION, not in its individual capacity but solely as Eligible Lender Trustee on behalf of the Depositor

                                      By: ____________________________________
                                          Name:
                                          Title:

                                      WELLS FARGO STUDENT LOANS
                                      RECEIVABLES I, LLC,
                                      as Depositor

                                      By:_________________________________
                                         Name:
                                         Title:

                                      WELLS FARGO BANK SOUTH DAKOTA,
                                      NATIONAL ASSOCIATION,
                                      as Seller

                                      By: ____________________________________
                                          Name:
                                          Title:

Acknowledged and accepted as of the date first above written:

JPMORGAN CHASE BANK,
     not in its individual
     capacity but solely as
     Indenture Trustee

By:_________________________________
     Name:
     Title:

                                                                SCHEDULE A
                                                                    TO THE
                                                   TRANSFER AGREEMENT NO. ___

                        [List of Additional Student Loans
                   and their related Subsequent Cutoff Dates]

                                                                     ANNEX A
                                                    TO THE TRANSFER AGREEMENT

                                  BILL OF SALE

                  For value received, in accordance with the Loan Sale Agreement (the "Loan Sale Agreement") dated as of November 1, 2001, among WELLS FARGO BANK SOUTH DAKOTA, NATIONAL ASSOCIATION, as seller (the "Seller"), WELLS FARGO STUDENT LOANS RECEIVABLES I, LLC, as depositor (the "Depositor"), WELLS FARGO STUDENT LOAN TRUST 2001-1 (the "Issuer") and BANK ONE, NATIONAL ASSOCIATION, not in its individual capacity but solely as Eligible Lender Trustee (the "Eligible Lender Trustee") [and as ratified by [name of eligible lender if other than BANK ONE, NATIONAL ASSOCIATION with respect to the Additional Student Loans] pursuant to Section 4.02 of the Loan Sale Agreement] and the Transfer Agreement No. ____ dated as of ________, ____ (the "Transfer Agreement") among the Seller, the Depositor, the Issuer and the Eligible Lender Trustee, the Seller does hereby sell, assign, transfer and otherwise convey unto the Depositor, and with respect to legal title, unto the Eligible Lender Trustee on behalf of the Depositor, without recourse (subject to the obligations set forth in the Loan Sale Agreement), and immediately thereafter the purchase and sale described above but otherwise concurrently with the execution and delivery hereof, the Depositor (and with respect to legal title, Bank One as Eligible Lender Trustee on behalf of the Depositor) does hereby sell, assign, transfer and otherwise convey unto the Issuer and, with respect to legal title, unto the Eligible Lender Trustee on behalf of the Issuer, without recourse (subject to the obligations set forth in the Loan Sale Agreement), all right, title and interest in and to (i) the Additional Student Loans and all obligations of the Obligors thereunder, together with all documents, the related Student Loan Files and all rights and privileges related thereto, (ii) all payments and collections received thereunder, on and after the Subsequent Cutoff Date, including without limitation, Liquidation Proceeds and Recoveries; (iii) with respect to each such sale and conveyance by the Depositor, all of the Depositor's right, title and interest in and to the Loan Sale Agreement with respect to each such Prefunded Loan and Serial Loan and (iv) all proceeds of any and all of the foregoing (including but not limited to proceeds derived from the voluntary or involuntary conversion of any of the Additional Student Loans into cash or other liquidated property, such as proceeds from the applicable Guarantee Agreement). The foregoing sale does not constitute and is not intended to result in any assumption by the Eligible Lender Trustee, the Depositor or the Issuer of any obligation of the Seller to the borrowers of the Additional Student Loans or any other Person in connection with the Additional Student Loans or any agreement or instrument relating to any of them.

                  In addition, the undersigned, by execution of this instrument, hereby endorses the promissory notes evidencing each Additional Student Loan described in Schedule A to the Transfer Agreement in favor of the Eligible Lender Trustee on behalf of the Depositor or the Issuer, as applicable, without recourse (subject to the obligations set forth in the Loan Sale Agreement) against the undersigned. This endorsement may be effected by attaching a facsimile hereof to each or any of such promissory notes.

                  This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Loan Sale Agreement and the Transfer Agreement and is to be governed by the Loan Sale Agreement and the Transfer Agreement.

                  Capitalized terms used but not defined herein shall have the meanings assigned to them in the Transfer Agreement.

                  IN WITNESS WHEREOF, the undersigned has caused this Bill of Sale to be duly executed as of ________________, ______.

                                     WELLS FARGO BANK SOUTH DAKOTA,
                                     NATIONAL ASSOCIATION
                                     as Seller

                                     By: ____________________________________
                                         Name:
                                         Title:

                                     WELLS FARGO STUDENT LOANS
                                     RECEIVABLES I, LLC
                                     as Depositor

                                     By: ____________________________________
                                         Name:
                                         Title:

                                     WELLS FARGO STUDENT LOAN TRUST 2001-1

                                     By: BANK ONE, NATIONAL ASSOCIATION, not in
                                     its individual capacity but solely as
                                     trustee on behalf of the Issuer

                                     By:  __________________________
                                          Name:
                                          Title:

                                     BANK ONE, NATIONAL ASSOCIATION,
                                     not in its individual capacity
                                     but solely as Eligible Lender
                                     Trustee on behalf of the
                                     Depositor

                                         By:  __________________________
                                              Name:
                                              Title:

                                                               EXHIBIT C
                                                    TO THE LOAN SALE AGREEMENT

                  1. Characteristics of Financed Student Loans. Each Financed Student Loan (A) was originated in the United States of America, its territories, its possessions or other areas subject to its jurisdiction by an "eligible lender" under the Higher Education Act in the ordinary course of its business to an eligible borrower under applicable law and agreements and was fully and properly executed by the parties thereto, (B) was acquired or originated by the Seller in the ordinary course of its business, (C) provides or, when the payment schedule with respect thereto is determined, will provide for payments on a periodic basis that fully amortizes the principal amount of such Financed Student Loan by its maturity, as such maturity may be modified in accordance with any applicable deferral or forbearance periods granted in accordance with applicable laws and restrictions, including those of the Higher Education Act or the applicable Guarantee Agreement, and yield interest at the rate applicable thereto, and (D) provides that the rights with respect thereto are assignable by the lender thereunder and its assignees without the consent of or notice to any person other than as may be required by the Higher Education Act and such notice has been or will be given. Each Financed Student Loan is guaranteed by an eligible guarantor under the Higher Education Act and qualifies the holder thereof to receive Interest Subsidy Payments (other than SLS Loans, unsubsidized Stafford Loans, and those Consolidation Loans for which the related loan application was submitted prior to January 1, 1993) and Special Allowance Payments from the Department and Guarantee Payments from the Guarantor and qualifies the Guarantor to receive reinsurance payments thereon from the Department. If such Financed Student Loan is a Prefunded Loan, or a Qualified Substitute Loan and is, in either case, guaranteed by an Additional Guarantor, the aggregate principal balance of all Financed Student Loans guaranteed by such Additional Guarantor (measured as of the Subsequent Cutoff Date for such Financed Student Loan) following the addition of such Financed Student Loan to the Issuer, did not exceed 5% of the principal balance of all Financed Student Loans as of such date, and the aggregate principal balance of all Financed Student Loans guaranteed by all Additional Guarantors measured as of such date, following such addition, did not exceed 20% of the principal balance of all Financed Student Loans as of such date. The principal balance of each Financed Student Loan is not subject to change by reason of adjustments to the related Borrower's account after the Cutoff Date relating to matters or events occurring prior to the Cutoff Date.

                  2. Schedule of Financed Student Loans. The information set forth in Schedule A to this Agreement is true and correct in all material respects as of the opening of business on the Cutoff Date with respect to the Initial Financial Student Loans and the Subsequent Cutoff Date, with respect to the Prefunded Loans and Serial Loans. With respect to any Consolidation Loan originated by the Issuer or any Prefunded Loan or Serial Loan conveyed to the Issuer after the Closing Date, information for each category set forth in Schedule A has been provided with respect to such loan and such information is true and correct in all material respects, as of the date of origination, in the case of such Consolidation Loan, and as of the opening of business on the applicable Subsequent Cutoff Date in the case of a Prefunded Loan,

Serial Loan. With respect to any Consolidation Loan, the principal balance of which has been increased by the principal balance of any related Add-on Consolidation Loan, information for each category set forth in Schedule A has been provided with respect to such Add-on Consolidation Loan and such information is true and correct in all material respects as of the related Add-on Consolidation Loan Funding Date. No selection procedures believed to be adverse to the Noteholders were utilized in selecting any Financed Student Loan. The computer tape regarding the Initial Financed Student Loans made available to the Issuer and its assigns is true and correct in all respects as of the Cutoff Date, and, after the Closing Date, any computer tape regarding any Consolidation Loan, Prefunded Loan, Qualified Substitute Student or Serial Loan made available to the Issuer and its assigns is true and correct in all respects as of the date of origination, in the case of a Consolidation Loan originated by the Issuer, as of the applicable Add-on Consolidation Loan Funding Date, in the case of a Consolidation Loan the principal balance of which is increased by the principal balance of any related Add-on Consolidation Loan, and as of the applicable Subsequent Cutoff Date, in the case of a Prefunded Loan, Qualified Substitute Student or Serial Loan .

                  3. Compliance with Law. Each Financed Student Loan complied at the time of origination and at the time of the execution of this Agreement or the applicable Transfer Agreement or Assignment, as the case may be, at the time of origination in the case of a Consolidation Loan originated by the Issuer and as of the applicable Add-on Consolidation Loan Funding Date in the case of a Consolidation Loan the principal balance of which is increased by the principal balance of any Add-on Consolidation Loan, in all material respects with all applicable requirements of local, state, and federal laws, rules and regulations which govern the making of such Financed Student Loan including the requirements of the applicable Guarantee Agreement.

                  4. Binding Obligation. The terms and conditions of each Financed Student Loan are consistent with the application of the Borrower, all signatures for the Financed Student Loans are genuine and the Borrower Note evidencing each Financed Student Loan has been duly executed and delivered and constitutes the legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms.

                  5. No Defenses. No right of rescission, setoff, counterclaim, or defense has been asserted or threatened or exists with respect to any Financed Student Loan.

                  6. No Default. No Financed Student Loan has a payment that is more than 270 days overdue as of the Cutoff Date or more than 180 days overdue as of the applicable Subsequent Cutoff Date, as the case may be, and, except as permitted in this paragraph, no default, breach, violation or event permitting acceleration under the terms of any Financed Student Loan has occurred; and, except for payment defaults continuing for a period of not more than 270 days or 180 days, as applicable, no continuing condition that with notice or the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any Financed Student Loan has arisen; the Seller has not waived and shall not waive any of the foregoing other than as permitted by the Basic Documents; and as of the Cutoff Date, not more than 20% of the Initial Financed Student Loans are more than 30 days overdue.

                  7. Title. It is the intention of the Seller that the transfer and assignment herein contemplated constitute a sale of the Financed Student Loans from the Seller to the Eligible Lender Trustee on behalf of the Issuer and that the beneficial interest in and title to such Financed Student Loans not be part of the estate of the Seller in the event of the appointment of a receiver with respect to the Seller. Except in the case of Consolidation Loans originated by the Issuer, immediately prior to the transfer and sale of each Financed Student Loan to the Issuer, each Borrower Note is owned by the Seller and the Seller has good title to each Financed Student Loan, free and clear of any lien, charge, encumbrance, or other interest therein and immediately upon the transfer and sale of such Financed Student Loan to the Depositor, the Depositor has transferred and sold such Financed Student Loan to the Issuer and the Eligible Lender Trustee on behalf of the Depositor has good title to such Financed Student Loan free and clear of any lien, charge, encumbrance, or other interest therein except as contemplated by the Basic Documents.

                  8. All Filings Made. All filings (including UCC filings) necessary in any jurisdiction to give the Eligible Lender Trustee on behalf of the Issuer a first perfected ownership interest in the Financed Student Loans, and to give the Indenture Trustee a first perfected security interest therein, have been made.

                  9. No Bankruptcies. No Borrower of any Financed Student Loan as of the Cutoff Date or the applicable Subsequent Cutoff Date (in the case of Qualified Substitute Student Loans, Prefunded Loans or Serial Loans), as of the date of origination (in the case of a Consolidation Loan originated by the Issuer) or as of the applicable Add-on Consolidation Loan Funding Date (in the case of a Consolidation Loan the principal balance of which is increased by the principal balance of any related Add-on Consolidation Loan) was noted in the related Student Loan File as being currently involved in a bankruptcy proceeding.

                  10. Lawful Assignment. No Financed Student Loan has been originated in, or is subject to the laws of, any jurisdiction under which the origination, sale, transfer and assignment of such Financed Student Loan or any Financed Student Loan under this Agreement, each Transfer Agreement or the Indenture is unlawful, void or voidable.

                  11. One Original. There is only one original executed promissory note evidencing each Financed Student Loan.

                  12. U.S. Obligors. Less than 2.0% of the Financed Student Loans are due from Persons not having a mailing address in the United States of America.

                  13. Interest Accruing. Each Financed Student Loan is accruing interest (whether or not such interest is being paid currently, by the Borrower or by the Department, or is being capitalized) at the maximum interest rate permitted by the Higher Education Act and qualifies for Special Allowance Payments, except as expressly permitted by the Basic Documents.

                  14. Seller's Representations. The representations and warranties of the Seller contained in Section 4.01 are true and correct.

                                                                     EXHIBIT D
                                                    TO THE LOAN SALE AGREEMENT

                  1. Organization and Good Standing. The Seller is a national banking association duly organized, validly existing and in good standing under the laws of the United States and is an "eligible lender" for purposes of the Higher Education Act.

                  2. Power and Authority of the Seller. The Seller has full legal power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full legal power and authority to sell and assign the property to be sold and assigned to and deposited with the Depositor (or with the Eligible Lender Trustee on behalf of the Depositor) and the Seller has duly authorized such sale and assignment to the Depositor (or to the Eligible Lender Trustee on behalf of the Depositor) by all necessary action; and the execution, delivery and performance of this Agreement have been duly authorized by the Seller by all necessary action.

                  3. Binding Obligation. This Agreement has been executed and delivered by the Seller and, assuming authorization, execution, and delivery by the other parties thereto, this Agreement constitutes a valid obligation of the Seller enforceable against it in accordance with the express terms of this Agreement, except as enforcement thereof may be limited by the bankruptcy, insolvency, reorganization, moratorium, liquidation, readjustment of debt, or other federal or state laws or equitable principles relating to or affecting the enforcement of creditor's rights.

                  4. No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof or thereof do not conflict with, result in any material breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a material default under, the charter or by-laws of the Seller, or any indenture, agreement or other instrument to which the Seller is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the knowledge of the Seller, any order, rule or regulation applicable to the Seller of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

                  5. No Proceedings. There is no action, suit, claim, investigation, or proceeding, in any such case whether pending or to the knowledge of the Seller, threatened against the Seller before any court, governmental agency, or arbitrator (i) asserting the invalidity of this Agreement or the transactions contemplated hereby, (ii) seeking to prevent the consummation of any transactions contemplated by this Agreement, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or (iv) seeking to affect adversely the Federal or state income tax attributes of the Issuer or the Notes.

                  6. All Consents. No action, including, without limitation, the granting or issuing of any consent, permit, license, approval, or authorization is required to be made on or prior to the date of this Agreement in connection with the sale of Financed Student Loans under this Agreement (with the possible exception of routine filings which, if not made, will not render the Seller liable to any material penalties or will not result in the transactions contemplated by this Agreement being subject to challenge) except such actions, if any, as have been taken.

                  7. Official Record. This Agreement and all other documents related hereto to which the Seller is a party have been approved by the Seller's board of directors, which approval is reflected in the minutes of such board, and shall continuously from time to time of each such document's execution, be maintained as an official record of the Seller.

                                                                 EXHIBIT E
                                                    TO THE LOAN SALE AGREEMENT

                  1. Organization and Good Standing. Bank One is a national banking association duly organized, validly existing and in good standing under the laws of the United States and is an "eligible lender" for purposes of the Higher Education Act.

                  2. Power and Authority of the Bank One. Bank One has authorized the execution and delivery of this Agreement and has full legal power and authority to consummate all transactions contemplated by this Agreement and any and all other agreements relating hereto.

                  3. Binding Obligation. This Agreement has been executed and delivered by Bank One and, assuming authorization, execution, and delivery by the other parties thereto, this Agreement constitutes a valid obligation of Bank One enforceable against it in accordance with the express terms of this Agreement, except as enforcement thereof may be limited by the bankruptcy, insolvency, reorganization, moratorium, liquidation, readjustment of debt, or other federal or state laws or equitable principles relating to or affecting the enforcement of creditor's rights.

                  4. No Violation. Compliance by Bank One with this Agreement does not in any material respect violate any law or regulation by which Bank One or its assets are bound, or any writ, order, judgment, or decree of any court or government instrumentality or arbitrator in which Bank One is named, or the charter or by-laws of Bank One or any indenture, contract, or agreement to which Bank One is a party or by which it is or its properties are bound or affected.

                  5. No Proceedings. There is no action, suit, claim, investigation, or proceeding, in any case pending or, to the knowledge of Bank One, threatened against Bank One before any court, governmental agency, or arbitrator which, if decided adversely to Bank One, is likely to have a material adverse effect upon the validity or enforceability of this Agreement.

                  6. All Consents. No action, including, without limitation, the granting or issuing of any consent, permit, license, approval, or authorization which is required to be made on or prior to the date of this Agreement in connection with the sale of Financed Student Loans under this Agreement (with the possible exception of routine filings which, if not made, will not render Bank One liable to any material penalties or will not result in the transactions contemplated by this Agreement being subject to challenge) is required.

                                                                  EXHIBIT F
                                                    TO THE LOAN SALE AGREEMENT

                                   ASSIGNMENT

                  For value received, in accordance with the Loan Sale Agreement (the "Loan Sale Agreement") dated as of November 1, 2001, among WELLS FARGO BANK SOUTH DAKOTA, NATIONAL ASSOCIATION as seller (the "Seller"), WELLS FARGO STUDENT LOAN TRUST 2001-1 (the "Issuer"), WELLS FARGO STUDENT LOANS RECEIVABLES, LLC (the "Depositor") and BANK ONE, NATIONAL ASSOCIATION, not in its individual capacity but solely as Eligible Lender Trustee (the "Eligible Lender Trustee"), the Seller does hereby sell, assign, transfer and otherwise convey unto the Eligible Lender Trustee on behalf of the Depositor, without recourse (subject to the obligations set forth in the Loan Sale Agreement), all right, title and interest in and to (i) the Qualified Substitute Student Loan(s) indicated in Schedule A hereto (the "Additional Student Loans") and all obligations of the Obligors thereunder, together with all documents, the related Student Loan Files and all rights and privileges related thereto, (ii) all payments on or collections received thereunder on and after the date hereof, including without limitation, Liquidation Proceeds and Recoveries and (iii) all proceeds of any and all of the foregoing (including but not limited to proceeds derived from the voluntary or involuntary conversion of any of the Additional Student Loans into cash or other liquidated property, such as proceeds from the applicable Guarantee Agreement).

                  Immediately after the purchase and sale described above and in
Section 2.01(a) of the Loan Sale Agreement, but otherwise concurrently with the execution and delivery hereof, the Depositor (and, with respect to legal title to the Additional Financed Student Loans, Bank One, National Association, as Eligible Lender Trustee on behalf of the Depositor), does hereby sell, assign and otherwise convey to the Issuer (and, with respect to the legal title to the Additional Financed Student Loans, to the Eligible Lender Trustee on behalf of the Issuer) without recourse (subject to the Depositor's obligations set forth in the Loan Sale Agreement and except as may be provided in the Loan Sale Agreement), (i) all right, title and interest in and to the Additional Financed Student Loans, and all obligations of the Obligors thereunder, together with all documents, the related Student Loan Files and all rights and privileges relating thereto, (ii) all payments on or collections received thereunder on and after the date hereof, including without limitation, Liquidation Proceeds and Recoveries; (iii) all of its right, title and interest in and to the Loan Sale Agreement with respect to each Additional Student Loan; and (iv) all proceeds of any and all of the foregoing (including but not limited to proceeds derived from the voluntary or involuntary conversion of any of the Additional Student Loans into cash or other liquidated property, such as proceeds from the applicable Guarantee Agreement). The foregoing sale does not constitute and is not intended to result in any assumption by the Eligible Lender Trustee, the Depositor or the Issuer of any obligation of the Seller to the borrowers of the Additional Student Loans or any other Person in connection with the Additional Student Loans or any agreement or instrument relating to any of them.

                  In addition, the undersigned, by execution of this instrument, hereby endorse the promissory notes evidencing each Additional Student Loan in favor of the Eligible Lender Trustee on behalf of the Issuer, without recourse (subject to the obligations set forth in the Loan Sale Agreement) against the undersigned. This endorsement may be effected by attaching a facsimile hereof to each or any of such promissory notes.

                  This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Loan Sale Agreement and is to be governed by the Loan Sale Agreement.

                  Capitalized terms used but not defined herein shall have the meaning assigned to them in Appendix A to the Administration Agreement, dated as of November 1, 2001 among the Issuer, the Wells Fargo Bank Minnesota, National Association, as Administrator, and JPMorgan Chase Bank, as Indenture Trustee, which also contains rules as to usage that shall be applicable herein.

                  IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed as of November 1, 2001.

                             WELLS FARGO BANK SOUTH DAKOTA,
                             NATIONAL ASSOCIATION,
                             as Seller

                             By: ____________________________________
                                 Name:
                                 Title:

                             WELLS FARGO STUDENT LOANS RECEIVABLES I, LLC, as Depositor

                             By: ____________________________________
                                 Name:
                                 Title:

                             WELLS FARGO STUDENT LOAN TRUST 2001-1

                             By:  BANK ONE, NATIONAL ASSOCIATION,
                             not in its individual capacity but
                             solely as Eligible Lender Trustee on behalf
                             of the Issuer

                             By:  __________________________
                                  Name:
                                  Title:

                             BANK ONE, NATIONAL ASSOCIATION, not in its individual capacity but solely as Eligible Lender Trustee on behalf of the Depositor

                             By:  __________________________
                                  Name:
                                  Title:

Accepted:

JPMORGAN CHASE BANK,
     not in its individual capacity but
     solely as Indenture Trustee

By:_________________________________
     Name:
     Title: